SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE

                          SECURITIES EXCHANGE ACT OF 1934

                                 August 23, 2000

                                (Date of Report)

                                AVIS GROUP HOLDINGS, INC.
                    (Exact name of Registrant as Specified In Its Charter)


      DELAWARE                   1-13315                 11-3347585
(State of Incorporation)   (Commission File Number)   (I.R.S. Employer
                                                       Identification No.)

      900 Old Country Road

      Garden City, New York                                11530
 (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (516) 222-3000




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    ITEM 1.       CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable

    ITEM 2.       ACQUISITION OR DISPOSITION OF ASSETS.

                  Not applicable

    ITEM 3.       BANKRUPTCY OR RECEIVERSHIP.

                  Not applicable

    ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable

    ITEM 5.       OTHER EVENTS.

                  On August 18, 2000, the Board of Directors of Avis Group Holdings, Inc. ("Avis") formed a Special Committee of independent directors to consider the proposal of Cendant Corporation to acquire all of the outstanding shares of Avis not currently owned by Cendant at $29 per share.

   ITEM 6.       RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                 Not applicable

   ITEM 7.      FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                EXHIBITS.

                Reference is made to the News Release of Avis Group Holdings, Inc. filed as an Exhibit hereto, which information is incorporated herein by reference.

   ITEM 8.      CHANGE IN FISCAL YEAR.

                Not applicable

                                   SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AVIS GROUP HOLDINGS, INC.
                                             (Registrant)



 Date:  August 23, 2000                By:  /s/Kevin M. Sheehan
                                            ______________________________
                                            Kevin M. Sheehan
                                            President-Corporate and Business
                                            Affairs and Chief Financial Officer

                              EXHIBIT INDEX

     News Release of Avis Group Holdings, Inc. dated August 18, 2000.

CONTACTS:

Elizabeth Logler - Investor Relations

516-222-4795

Gregory Faulhaber - Corporate Communications

516-222-3876

                  AVIS GROUP HOLDINGS, INC. TO FORM SPECIAL COMMITTEE


         GARDEN CITY, NY - AUGUST 18, 2000 - Avis Group  Holdings, Inc. (NYSE:
AVI) announced today that its Board of Directors has formed a Special Committee, composed of independent directors, to consider the preliminary non-binding proposal of Cendant Corporation to acquire all of the outstanding shares of Avis that are not currently owned by Cendant at a price of $29 per share in cash.

         Avis Group Holdings, Inc. is one of the world's leading service and information providers of comprehensive automotive transportation and vehicle management solutions. Avis Group operates the second largest general-use car rental business in the world, with locations in the United States, Canada, Australia, New Zealand and the Latin American Caribbean region. In 1999, the Company acquired PHH Vehicle Management Services, the world's second largest fleet management and leasing company, together with Wright Express, the world's largest fleet card provider.

        This press release contains statements related to future results, which are forward-looking statements that are made pursuant to the Safe Harbor
Provisions of the Private   Securities   Litigation   Reform  Act  of  1995.
Forward-looking statements involve risks and uncertainties, including the impact of competitive products and pricing, changing market conditions and other risks which are detailed from time to time in the Company's publicly-filed documents, including its Annual Report on Form 10-K for the period ended December 31, 1999. Actual results may differ materially from those projected. These forward-looking statements represent the Company's judgments as of the date of this release.

        For additional information and news, please call Company News on Call at 1-800-758-5804, access code #078975.